QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

I, David M. Gandossi, Chief Financial Officer of Mercer International Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2004
	By:	/s/ DAVID M. GANDOSSI David M. Gandossi Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Mercer International Inc. and will be retained by Mercer International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT